                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

      -----------------------------------------------------------------------
                 Lincoln National Capital Appreciation Fund, Inc.

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

         LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. ("THE FUND")

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                JANUARY 28, 2002

                            ------------------------

Dear Contract Owner:

    We are writing to notify you of a Special Meeting of stockholders of the Fund. The meeting will be held on Monday, March 18 at 9:00 a.m. local time at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached proxy statement describes in detail the proposed agenda items for the meeting.

    You are entitled to provide us with instructions for voting shares of the Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as "Contract Owners".) YOU SHOULD READ THE ENCLOSED PROXY STATEMENT CAREFULLY AND SUBMIT YOUR VOTING INSTRUCTIONS.

    The following proposals will be considered and acted upon at the meeting:

    1. To re-elect the Directors to serve on the Board of Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

    2. To approve a new sub-advisory agreement with Janus Capital Corporation, the Fund's current sub-adviser.

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. YOU CAN PROVIDE VOTING INSTRUCTIONS BY MAIL, TELEPHONE OR THROUGH THE INTERNET, AS EXPLAINED IN THE ENCLOSED PROXY STATEMENT. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Fund attributable to you will be voted in accordance with your instructions.

    If you have any questions about the meeting, please feel free to call
(800) 4LINCOLN (454-6265).

                                 By Order of the Fund's Board of Directors

                                 /s/Cynthia A. Rose
                                 Cynthia A. Rose
                                 SECRETARY

         LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. ("THE FUND")

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 18, 2002

    This proxy statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York") of voting instructions for a special meeting of stockholders of the Fund. As you know, we hold shares of the Fund in one or more segregated accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, contract owners and policy participants are referred to collectively as "Contract Owners"). The Fund is seeking approval for certain actions it wishes to take, and you are entitled to instruct us on how to vote shares of the Fund attributable to you under your contract or policy.

    The meeting will be held on Monday, March 18, 2002, at 9:00 a.m., local time, in the offices of the Fund at 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy cards and this proxy statement to Contract Owners will be on or about, January 28, 2002. If you have any questions about the meeting, please feel free to call us toll free at
(800) 4LINCOLN (454-6265).

    The following proposals will be considered and acted upon at the meeting:

    1. To re-elect the Directors to serve on the Boards of Directors of the Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

    2. To approve a new sub-advisory agreement with Janus Capital Corporation ("Janus"), the Fund's current sub-adviser.

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Adoption of Proposal 2 requires the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940 ("1940 Act"), a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities. Proposal 1 requires the approval of a simple majority of the shares represented at the meeting.

    In connection with the meeting, we are soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln Life:

        Lincoln National Variable Annuity Account C;
        Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L;
        Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N;
        Lincoln Life Variable Annuity Account Q;
        Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; and Lincoln National Life Separate Account 53.

    We are also soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln New York:

        Lincoln Life & Annuity Company of New York Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Separate Account N for Variable Annuities;
        LLANY Separate Account R for Flexible Premium Variable Life Insurance;
        and
        LLANY Separate Account S for Flexible Premium Variable Life Insurance.

    The segregated investment accounts of Lincoln Life and Lincoln New York are collectively referred to as the Accounts.

    In addition to the solicitation of proxy cards by mail, officers and employees of the Fund, the Fund's investment adviser, Delaware Lincoln Investment Advisers ("Adviser"), which is a series of Delaware Management Business Trust, affiliated businesses of Adviser, or Janus, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The cost associated with the solicitation and the meeting will be borne by Janus. The Contract Owners of the Fund are invited to provide voting instructions.

    If you would like to receive a copy of the Fund's 2000 Annual Report and the June 30, 2001 Semi-Annual Report, call (800) 4LINCOLN (454-6265), or write to P.
O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge or you can access the Annual Report or Semi-Annual Report at HTTP://WWW.LINCOLNLIFE.COM/PRODUCTS/ANNUITIES/MF/REPORTS.HTM.

    The principal office of the Fund is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Adviser is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Fund's administrator for accounting and financial reporting, Delaware Management Holdings, Inc., is also located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

    THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT CONTRACT OWNERS PROVIDE VOTING INSTRUCTIONS TO APPROVE EACH PROPOSAL.

VOTING PROCEDURES*

CONTRACT OWNERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. BY INTERNET

    - Read the proxy statement.

    - Go to the voting link found on your proxy card.

    - Enter the control number found on your proxy card.

    - Follow the instructions using your proxy card as a guide.

2. BY MAIL

    - Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. (Do not mail the proxy card if you provide voting instructions by Internet or telephone.)

3. BY TELEPHONE

    - Read the proxy statement.

    - Call the toll-free number found on your proxy card.

    - Enter the control number found on your proxy card.

    - Follow the recorded instructions using your proxy card as a guide.

    * If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 12:00 am local time on March 14, 2002.

    At the meeting, Lincoln Life and Lincoln New York will vote the Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the RECORD DATE of January 11, 2002, were invested in the Fund by the Accounts. For all Accounts, except Lincoln Life Accounts K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract

Owner may cast when instructing us how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account K, M, R or S or Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

    Lincoln Life and Lincoln New York will vote Fund shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the proposals considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. As a result, voting instructions to abstain will have the effect of a vote against any proposal.

    The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

                                 PROPOSAL NO. 1
                        TO ELECT THE BOARDS OF DIRECTORS

WHY ARE DIRECTORS BEING ELECTED?

    The Bylaws of the Fund provides that the Board of Directors will be elected annually unless the Board dispenses with the annual stockholders' meeting. Because the Fund's stockholders are required to approve the new sub-advisory agreement, according to the Bylaws, an annual meeting must be held to elect directors. This Special Meeting will serve as the annual meeting for this purpose. Each Board shall consist of no fewer than three (3) nor more than ten
(10) persons, and currently a five-member Board is authorized. Presently, five
(5) persons are serving as Directors of the Fund.

    All five (5) persons now serving as Directors are also nominees for election as Directors of the Fund. If elected, each nominee has agreed to serve. Since the Fund typically dispenses with annual meetings, Directors, once elected, remain in office unless they resign, are removed, or fail to win re-election at any subsequently scheduled meetings.

WHO ARE THE DIRECTOR NOMINEES?

    The table below provides certain information regarding each Director standing for re-election. Each "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Directors who are not interested persons are referred to as Independent Directors.

                      DIRECTORS NOMINATED FOR RE-ELECTION

                                                                   FUND SHARES
                                                                   BENEFICIALLY
NAME, POSITION(S) WITH FUNDS,                  YEAR FIRST BECAME      OWNED
PRINCIPAL OCCUPATION                  AGE        FUND DIRECTOR       (AS OF )
--------------------                --------   -----------------   ------------
*KELLY D. CLEVENGER...............     49             1994
CHAIRMAN, PRESIDENT AND DIRECTOR
  Vice President, The Lincoln
  National Life Insurance Company,
  Fort Wayne, Indiana
JOHN B. BORSCH, JR................     68             1981
DIRECTOR
  Retired; formerly Associate Vice
  President, Investments,
  Northwestern University,
  Evanston, Illinois
NANCY L. FRISBY, CPA..............     60             1992
DIRECTOR
  Vice President and Chief
  Financial Officer, DeSoto
  Memorial Hospital, Arcadia,
  Florida
*BARBARA S. KOWALCZYK.............     50             1993
DIRECTOR
  Senior Vice President and
  Director, Corporate Planning and
  Development, Lincoln National
  Corporation, Philadelphia,
  Pennsylvania (Insurance Holding
  Company) Director, Lincoln
  Life & Annuity Company of New
  York, Director, Lincoln National
  (U.K.) PLC (Financial Services
  Company)
KENNETH G. STELLA.................     58             1998
DIRECTOR
  President, Indiana Hospital and
  Health Association,
  Indianapolis, Indiana

------------------------

 * Kelly D. Clevenger, currently Chairman and President of the Fund, is an interested person of the Fund by reason of his being Chairman and President of the Fund and an officer of Lincoln Life. Barbara S. Kowalczyk, Director of the Fund, is an interested person of the Fund by reason of her being a Senior Vice President of Lincoln National Corporation.

    The following information may assist you in your decision:

    - KELLY D. CLEVENGER. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

    - JOHN B. BORSCH. Mr. Borsch has been a Director of the Fund since
      December 14, 1981. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as its Director of Investments. Mr. Borsch holds both a Bachelor of Science Degree in Investment Management and an MBA in Finance from Northwestern University. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc., the Association of Investment Management Research, and the Institute of Chartered Financial Analysts.

    - NANCY L. FRISBY. Ms. Frisby has been a director of the Fund since
      April 15, 1992. Since August 1999, Ms. Frisby has served as Vice President and Chief Financial Officer of the Desoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer.
      Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

    - BARBARA S. KOWALCYZK. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management, Inc. in 1977 as an Investment Analyst, and served in that organization until 1994, ultimately as Senior Vice President.
      Ms. Kowalczyk is currently a Senior Vice President of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions, strategic communications and branding for Lincoln National

      Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.

    - KENNETH G. STELLA. Mr. Stella became a director of the Fund on February 10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all Board of Director's policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust of Kokomo.

    Ms. Kowalczyk, Ms. Frisby and Messrs. Borsch, Clevenger and Stella are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission ("SEC") under the 1940 Act and is a separate account of Lincoln Life ("Fund A"). They each also serve as Directors for each of the other ten (10) funds in the Lincoln National fund complex (collectively, the "Lincoln National Funds"). Each of the Lincoln National Funds is registered with the SEC under the 1940 Act.

WHAT ARE THE DIRECTORS PAID FOR THEIR BOARD SERVICE?

    As interested persons who are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively, Mr. Clevenger and Ms. Kowalczyk receive no additional remuneration for their Board service. The Fund pays the compensation and expenses of the Independent Directors.

    The table below provides the Independent Directors' accrued compensation for the most recently completed fiscal year of the Fund and their total compensation from the Fund, Fund A and the Lincoln National Funds (collectively, the "Lincoln National Fund Complex") for the period January 1, 2001 through December 31, 2001.

                   COMPENSATION OF INDEPENDENT FUND DIRECTORS
                               (FISCAL YEAR 2001)

                                                     TOTAL
                                                COMPENSATION(2)
                       AGGREGATE COMPENSATION      FROM FUND
DIRECTOR                  FROM THE FUND(1)          COMPLEX
--------               ----------------------   ---------------
JOHN B. BORSCH                 $ 1,400              $16,800
NANCY L. FRISBY                  1,400               16,800
KENNETH G. STELLA                1,050               12,600

------------------------

 (1) The Fund paid each Independent Director $350 per meeting. During 2001, the Fund held four meetings.

 (2) Fund A and each of the 11 Lincoln National Funds paid outside directors $350 per meeting.

    The Fund has an Audit Committee that recommends to the Board of Directors the hiring of the Fund's independent auditor and reviews the independent auditor's reports. During 2001, the Audit Committee, composed of Ms. Frisby and Messrs. Borsch and Stella, met twice. None of the members of the Audit Committee is an interested person of the Fund. The Audit Committee operates according to a written charter. Additionally, the Fund has no nominating or compensation committees.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS?

    Proposal No. 1 requires the affirmative vote of a simple majority of the shares represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT CONTRACT OWNERS GIVE INSTRUCTIONS TO APPROVE THE PROPOSAL.

                                 PROPOSAL NO. 2
                    TO APPROVE A NEW SUB-ADVISORY AGREEMENT

    At their January 7, 2002 Special Meeting ("Special Meeting"), the Fund's Board of Directors, including a majority of the Independent Directors, unanimously approved and voted to recommend that the stockholders of the Fund approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"), between the Fund's current investment adviser, DLIA, and the Fund's current sub-adviser, Janus. The New Sub-Advisory Agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' Board of Directors, currently expected to be on or about March 28, 2002. A copy of the New Sub-Advisory Agreement is attached to this proxy statement as Exhibit A. The New Sub-Advisory Agreement will replace the Fund's current sub-advisory agreement (the "Current Sub-Advisory Agreement"). THE NEW SUB-ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

WHY ARE THE STOCKHOLDERS BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?

    Immediately prior to the transaction described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

    On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Stilwell and Mr. Bailey closed the Transaction on November 9, 2001 for a total purchase price of $603,320,333 (including applicable interest).

    Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day sub-advisory services to the Fund will remain largely unchanged. In particular, Janus has advised the Fund that both Mr. Bailey and Stilwell intend that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.

    Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption Janus has advised the Fund's Board that it does not believe that consummation of the Transaction will cause an assignment of the Current Sub-Advisory Agreement. Janus has, however, carefully considered Mr. Bailey's involvement in its development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the Current Sub-Advisory Agreement, Janus believes, and the Fund's Board agrees, that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Sub-Advisory Agreement.

    At the January 7, 2002 Special Meeting, the Fund's Board, including a majority of the Independent Directors, unanimously approved and voted to recommend that the stockholders of the Fund approve the New Sub-Advisory Agreement.

WHAT ARE THE QUALIFICATIONS OF JANUS?

    Janus is located at 100 Fillmore Street, Denver, CO 80206. The firm serves as investment adviser or sub-adviser to investment companies and separately managed accounts.

    The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. Mr. Bailey is also the principal executive officer of Janus serving as the firm's president and chief executive officer. The address and principal occupations of these persons are set forth in the table below.

                JANUS' DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER

DIRECTOR                         ADDRESS                   PRINCIPAL OCCUPATION
--------                --------------------------   ---------------------------------
Thomas H. Bailey        100 Fillmore Street          Director, President, Chairman and
                        Denver, CO 80206             Chief Executive Officer of Janus.

Helen Young Hayes       100 Fillmore Street          Director and Vice President of
                        Denver, CO 80206             Janus; Executive Vice President
                                                     and Portfolio Manager of Janus
                                                     Overseas Fund, Janus Worldwide
                                                     Fund, Janus Aspen International
                                                     Growth Portfolio, Janus Aspen
                                                     Worldwide Growth portfolio, Janus
                                                     Adviser International Fund and
                                                     Janus Adviser Worldwide Fund.

Michael E. Herman       6201 Ward Parkway            Private Investor.
                        Kansas City, MO 64113

Thomas A. McDonnell     DST Systems, Inc.            President and Chief Executive
                        333 West 11th Street,        Officer of DST Systems, Inc.
                        5th Floor
                        Kansas City, MO 64105-2008

Landon H. Rowland       Stilwell Financial Inc.      Chairman, President and Chief
                        920 Main Street, 21st        Executive Officer of Stilwell
                        Floor                        Financial Inc.
                        Kansas City, MO 64105-2008

Michael Stolper         Stolper & Co., Inc.          President of Stolper & Co., Inc.
                        One America Plaza            (an investment advisory firm).
                        600 West Broadway
                        Suite 1010
                        San Diego, CA 92101

    Janus acts as investment adviser to other investment companies with investment objectives similar to the Fund. Information related to these similar investment companies is set forth in Exhibit B.

WHAT ARE THE TERMS OF THE CURRENT SUB-ADVISORY AGREEMENT?

    The Fund's Current Sub-Advisory Agreement provides that, subject to the control of the Fund's Board of Directors and to the supervision of the Adviser, Janus will manage the investment of the assets of the Fund. Janus is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. Subject to the investment objectives, policies and restrictions concerning the Fund set forth in the Fund's registration statement, the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as Janus shall determine. The Current Sub-Advisory Agreement dated January 1, 1994, was
last approved by stockholders on             1994. The Fund's initial
stockholders had approved the Agreement in connection with the Fund's commencement of operations.

    For services under the Current Sub-Advisory Agreement, Janus is entitled to receive a monthly fee from the Adviser with regard to the Fund, calculated on an annualized basis as follows: .55% of the first $100,000,000 of average daily net assets of the Fund, .50% of the next $400,000,000; and .45% of any excess over $500,000,000. For the Fund's fiscal year ended December 31, 2001, the aggregate amount of fees the Adviser paid to Janus was $6,570,717.32 for serving as the Fund's investment sub-adviser.

HOW DOES THE PROPOSED NEW SUB-ADVISORY AGREEMENT DIFFER FROM THE CURRENT
  SUB-ADVISORY AGREEMENT?

    The New Sub-Advisory Agreement is the same in all material respects as the Current Sub-Advisory Agreement. The initial term of the New Sub-Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date.

    As with the Current Sub-Advisory Agreement, subject to the control of the Fund's Board of Directors and to the supervision of the Adviser, Janus will continue to manage the investment of the assets of the Fund. Janus is authorized, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund. Subject to the investment objectives, policies, and restrictions concerning the Fund set forth in the Fund's registration statement, the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as Janus shall determine.

    The fees under the New Sub-Advisory Agreement will be calculated at the same rate as those incurred under the Current Sub-Advisory Agreement. Janus would be entitled to receive a monthly fee from the Adviser with regard to the Fund, calculated on an annualized basis as follows: .55% of the first

$100,000,000 of average daily net assets of the Fund, .50% of the next $400,000,000; and .45% of any excess over $500,000,000.

    If this Proposal 2 is approved, the New Sub-Advisory Agreement will continue in effect for two years, and thereafter, from year to year so long as either the stockholders of the Fund, by the affirmative vote of a majority of the Fund's outstanding voting securities, or the Board, including a majority of the Independent Directors, approve such continuance annually. The New Sub-Advisory Agreement may be terminated by the Fund without penalty, either by vote of a majority of the Independent Directors or by the vote of a majority of the outstanding shares of the Fund, or by the Adviser or by Janus on not more than 60 days' written notice. The New Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of Janus, or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement, Janus shall not be subject to liability to the Adviser, the Fund or to any stockholder of the Fund for any act or omission in the course of, or connected with, rendering services under the New Sub-Advisory Agreement.

ON WHAT BASIS DID THE FUND'S BOARD APPROVE THE NEW SUB-ADVISORY AGREEMENT?

    In unanimously approving the New Sub-Advisory Agreement and recommending its approval by the Fund stockholders, the Fund's Board of Directors considered the recommendation of the Adviser and Fund management, including the various factors upon which their recommendation was based. The Directors considered matters relating to the possible effects on Janus and the Fund of the expiration of Mr. Bailey's contractual management rights. Among other things, the Directors considered:

    - The agreement of Stilwell to extend the term of Mr. Bailey's contractual management rights through at least March 28, 2002;

    - The intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus for the foreseeable future and the expectation that the operation of Janus and day-to-day management of the Fund will remain largely unchanged subsequent to termination of Mr. Bailey's contractual management rights; and

    - The commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

    In addition, the Directors considered a wide range of information of the type they regularly consider when determining to continue a Fund's advisory agreement as in effect from year to year. The Directors considered information about, among other things:

    - Janus and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

    - The terms of the New Sub-Advisory Agreement;

    - The scope and quality of the services that Janus has been providing to the Fund;

    - The investment performance of Fund and of similar funds managed by other advisers over various periods;

    - The advisory fee rates payable to Janus by the Fund and by other funds and client accounts managed by Janus, and payable by similar funds managed by other advisers;

    - The total expense ratio of the Fund and of similar funds managed by other advisers;

    - Compensation payable by the Fund to affiliates of Janus for other services;

    - The profitability to Janus and its affiliates; and

    - Janus' use of the Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other Janus clients at a cost that may be in excess of the amount other brokers would charge or that may reduce certain out-of-pocket expenses otherwise payable by the Fund.

    After carefully considering the noted information, the Directors, including the Independent Directors, unanimously voted to approve the New Sub-Advisory Agreement and to recommend that the Fund's stockholders vote to approve the New Sub-Advisory Agreement.

    In the event that the stockholders of the Fund have not approved the New Sub-Advisory Agreement at the time of the expiration of Mr. Bailey's contractual management rights, the Adviser will enter into an interim sub-advisory agreement for the Fund pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim agreement will be in substantially the form of the proposed New Sub-Advisory Agreement but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the Directors or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Sub-Advisory Agreement is obtained, after which the amount in the escrow account will be paid to Janus). If the Fund has not received the requisite stockholder approval for the New Sub-Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the Directors will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

WHAT VOTE IS REQUIRED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?

    Proposal No. 2 requires the affirmative vote of a majority of the Fund's outstanding voting securities. Under 1940 Act, a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding voting securities. THE BOARD OF DIRECTORS RECOMMENDS THAT CONTRACT OWNERS GIVE INSTRUCTIONS TO APPROVE THE PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE FUND'S EXECUTIVE OFFICERS?

    The table below provides certain information regarding the executive officers of the Fund (other than the nominee for election as Director). Each executive officer other than Frederick J. Crawford has been an officer of the Fund for at least the last five years.

                        EXECUTIVE OFFICERS OF THE FUNDS

                                                                      FUND SHARES
                                                        YEAR FIRST    BENEFICIALLY
NAME, POSITION(S) WITH THE FUND, PRINCIPAL                 HELD          OWNED
OCCUPATION                                     AGE      POSITION**      (AS OF )
----------                                   --------   -----------   ------------
*Kelly D. Clevenger....................         49         1994
Chairman, President and Director
  Vice President, The Lincoln National Life
  Insurance Company, Fort Wayne, Indiana
  (Life Insurer-Parent of Registrant)
*Frederick J. Crawford.................         37         2001
Treasurer
  Vice President and Treasurer, Lincoln
  National Corp.; President and Market
  Manager Greater Cincinnati Region Bank
  One, N.A.; and First Vice President and
  Senior Banker, Division of First Chicago
  NBD

                                                                      FUND SHARES
                                                        YEAR FIRST    BENEFICIALLY
NAME, POSITION(S) WITH THE FUND, PRINCIPAL                 HELD          OWNED
OCCUPATION                                     AGE      POSITION**      (AS OF )
----------                                   --------   -----------   ------------
*Eric C. Jones.........................         40         1997
Second Vice President and Chief
Accounting Officer
  Second Vice President, The Lincoln
  National Life Insurance Company
*Cynthia A. Rose.......................         47         1995
Secretary
  Assistant Vice President, The Lincoln
  National Life Insurance Company
*Steven M. Kluever.....................         39         1997
Second Vice President
  Second Vice President, The Lincoln
  National Life Insurance Company

------------------------

 * All of the executive officers of the Fund are "interested persons" of the Fund, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Fund.

 ** Date of which individuals became officers of the Fund.

WHAT IS THE SHARE OWNERSHIP OF THE FUND?

    As of January 11, 2002, the Fund had outstanding the following number of shares entitling the applicable Account Contract Owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Fund's Special Meeting.

                                                                                                   TOTAL NUMBER
                                                                                TOTAL NUMBER OF     OF SHARES
                       TOTAL NUMBER OF    TOTAL NUMBER OF    TOTAL NUMBER OF    SHARES ENTITLED   ENTITLED TO BE
                       SHARES ENTITLED    SHARES ENTITLED    SHARES ENTITLED    TO BE VOTED BY       VOTED BY
                        TO BE VOTED BY     TO BE VOTED BY     TO BE VOTED BY      LINCOLN NEW      LINCOLN LIFE
TOTAL NUMBER OF        LINCOLN LIFE FOR   LINCOLN LIFE FOR     LINCOLN NEW         YORK FOR            FOR
SHARES                  ACCOUNTS C, L,     ACCOUNTS K, M,        YORK FOR        ACCOUNTS M, R    (UNREGISTERED)
OUTSTANDING                N, AND Q           R AND S        ACCOUNT L AND N         AND S          ACCOUNT 53
-----------                --------       ----------------   ----------------   ---------------   --------------


------------------------------

    Lincoln Life and Lincoln New York are the stockholders of the Fund. No other person beneficially owns more than 5% of the Fund's outstanding shares, and no director or executive officer of the Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.

INFORMATION ABOUT THE INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP has acted as the Fund's independent accountants from January 1, 2001 through December 31, 2001. The Fund's Audit committee which is comprised solely of the Independent Directors will meet in February 2002 to select the independent accountants for the fund for its current fiscal year. There will not be a representative of Ernst & Young LLP or any other accounting firm at the Special Meeting.

OTHER BUSINESS

    To the knowledge of the Fund's Board of Directors, there is no other business to be brought before the stockholders of the Fund at the Special Meeting. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life and Lincoln New York to vote the Fund's Account shares in accordance with the judgment of the Board on such matters.

CONTRACT OWNER PROPOSALS

    In accordance with applicable laws and the Bylaws of the Fund, the Fund dispensed with the annual meetings of the stockholders for 2001. Under authority granted the Directors by the Bylaws of the Fund, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

                                 By Order of the Fund's Board of Directors

                                 /s/ Cynthia A. Rose
                                 Cynthia A. Rose
                                 SECRETARY

                                   EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT
               FOR THE LINCOLN NATIONAL CAPITAL APPRECIATION FUND

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

    This Sub-Investment Management Agreement (this "Agreement") is entered into
as of                  by and between Delaware Lincoln Investment Advisers
("DLIA"), a series of Delaware Management Business Trust ("DMBT"), a Delaware corporation ("Investment Manager") and Janus Capital Corporation, a Colorado corporation ("Sub-Investment Manager").

    WHEREAS, the Investment Management Agreement provides that Investment Manager may engage a sub-investment manager to furnish investment information and advice to assist Investment Manager in carrying out its responsibilities under the Investment Management Agreement;

    WHEREAS, Investment Manager and the Fund desire to retain Sub-Investment Manager to render investment advisory services to Investment Manager in the manner and on the terms set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, Investment Manager and Sub-Investment Manager agree as follows:

    1.  Sub-Investment Management Services.

        (a) Sub-Investment Manager shall, subject always to the control of the Fund's Board of Directors and to the supervision of Investment Manager, manage the investment and reinvestment of the assets of the Fund. Sub-Investment Manager is authorized, in its discretion and without prior consultation with Investment Manager, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund. Subject to the investment objectives, policies, and restrictions concerning the Fund set forth in the Fund's registration statements under the Investment Company Act of 1940, the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as Sub-Investment Manager shall determine. Sub-Investment Manager is responsible for compliance with the provisions of
    Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

        (b) Sub-Investment Manager shall furnish Investment Manager monthly, quarterly, and annual reports concerning transactions and performance of the Fund in such form as may be mutually agreed upon, and agrees to review the Fund and discuss the management of it. The Fund shall own and control all the pertinent records pertaining to transactions under this Agreement. Sub-Investment Manager shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by Investment Manager (and/or the independent accountants for Investment Manager or the Fund) at all reasonable times during normal business hours. Sub-Investment Manager shall also provide

    Investment Manager with such other information and reports as may reasonably be requested by Investment Manager from time to time.

        (c) Sub-Investment Manager shall provide to Investment Manager a copy of Sub-Investment Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Sub-Investment Manager wishes to have authorized to give written and/or oral instructions to the Custodian of the Fund's assets.

    2.  Obligations of Investment Manager and the Fund.

        (a) Investment Manager shall provide timely information to Sub-Investment Manager regarding such matters as the cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for Sub-Investment Manager to perform its responsibilities hereunder.

        (b) Investment Manager has herewith furnished Sub-Investment Manager a copy of the Fund's registration statement currently in effect and agrees during the continuance of this Agreement to furnish Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Investment Manager agrees to furnish Sub-Investment Manager with minutes of meetings of the Board of Directors of the Fund to the extent they may affect the duties of Investment Manager, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or material reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which Sub-Investment Manager may reasonably request to enable it to perform its functions under this Agreement.

    3. Custodian. Investment Manager shall provide Sub-Investment Manager with a copy of the Fund's agreement with the Custodian (the "Custodian") designated to hold the assets in the Fund and any modification thereto (the "Custody Agreement") in advance. The Fund assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. Sub-Investment Manager shall have no liability for the acts or omissions of the Custodian which do not arise out of the acts or omissions of Sub-Investment Manager. Any assets added to the Fund shall be delivered directly to the Custodian.

    4. Proprietary Rights. Investment Manager agrees and acknowledges that Sub-Investment Manager is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of Sub-Investment Manager. Consequently, the use by Investment Manager on its own behalf or on behalf of the Fund of any Janus Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the prior written consent of Sub-Investment Manager. Investment Manager shall not, and Investment Manager shall use its best efforts to cause the Fund not to, without the prior written consent of Sub-Investment Manager, make representations regarding Sub-Investment Manager in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Upon termination of this Agreement for any reason, Investment Manager shall cease, and Investment Manager shall use its best efforts to cause the Fund to cease, all use of any Janus Mark(s) as soon as reasonably practicable.

    5. Expenses. Except for expenses that Sub-Investment Manager has specifically assumed or agreed to pay, it shall not be responsible for the expenses of the Fund or of Investment Manager. Expenses for which Sub-Investment Manager shall not be responsible include, without limitation:
(a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund; and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of Investment Manager. Investment Manager and Sub-Investment Manager shall not be considered as partners or participants in a joint venture. Sub-Investment Manager will pay its own expenses for the services to be provided pursuant to this Agreement to the extent not assumed by Investment Manager above, and will not be obligated to pay any expenses of Investment Manager or the Fund.

    6. Purchase and Sale of Assets. Absent instructions from Investment Manager to the contrary, Sub-Investment Manager shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by Sub-Investment Manager which may include brokers or dealers affiliated with Sub-Investment Manager. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of Sub-Investment Manager. Sub-Investment Manager shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, Sub-Investment Manager may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by Sub-Investment Manager. Sub-Investment Manager may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Sub-Investment Manager and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by Sub-Investment Manager in managing the Fund.

    7. Compensation of Sub-Investment Manager. Investment Manager shall pay to Sub-Investment Manager a monthly fee in accordance with the fee schedule attached to this Agreement. Monthly fees shall be calculated by Investment Manager based upon the average daily net assets of the Fund (including cash or cash equivalents) for the preceding month for investment advisory services rendered during the preceding month, and shall be payable to Sub-Investment Manager by the fifteenth day of the succeeding month. The fee for the first month during which Sub-Investment Manager shall render investment advisory services under this Agreement shall be based upon the number of days the account was open in that month. If this Agreement is terminated, the fee shall be based upon the number of days the account was open during the month in which the Agreement is terminated.

    8. Non-Exclusivity. Investment Manager and the Fund agree that the services of Sub-Investment Manager are not to be deemed exclusive and that Sub-Investment Manager and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict Sub-Investment Manager or any of its directors, officers, employees, or agents from buying, selling, or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Investment Manager of its duties and obligations under this Agreement. Investment Manager and the Fund recognize and agree that Sub-Investment Manager may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund. Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

    9.  Liability.

        (a) Except as may otherwise be provided by the Investment Company Act of 1940 or federal securities laws, neither Sub-Investment Manager nor any of its officers, directors, or employees shall be subject to any liability to Investment Manager, the Fund, or any shareholder of the Fund for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Investment Manager and the Fund shall hold harmless and indemnify Sub-Investment Manager for any loss, liability, cost, damage, or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Fund, in their capacity as shareholder, the is not based upon or does not arise from the investment advice and/or other services provided by Sub-Investment Manager pursuant to this Agreement. Investment Manager acknowledges and agrees that Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Sub-Investment Manager, whether public or private.

        (b) Notwithstanding anything to the contrary in sub-Paragraph (a) just above, Sub-Investment Manager agrees to indemnify the Fund, Investment Manager, the Separate Account and the Lincoln National Life Insurance Company (the "Lincoln Entities") for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Investment Manager) or litigation (including legal and other expenses) to which the Lincoln Entities, or any of them, may become subject under any statute, at common law or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Investment Manager, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund, pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts.

    10. Effect of Assignment, Termination of Investment Management Agreement, and Amendment. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of Investment Manager or of Sub-Investment Manager, and with the approval of Sub-Investment Manager.

    11. Effective Period; Termination. This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 10) until terminated as follows:

        (a) The Fund may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Investment Manager and Sub-Investment Manager; or

        (b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and
    (ii) a majority of the Directors who are not interested persons of the Fund or of Investment Manager or of Sub-Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Sub-Investment Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

        (c) Investment Manager may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by certified mail, postage prepaid, to Sub-Investment Manager, and Sub-Investment Manager may at any time terminate this Agreement by giving not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to Investment Manager.

    Action by the Fund under (a) above may be taken either (i) by vote of a majority of its directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

    Termination of this Agreement pursuant to this Section 11 shall be without the payment of any penalty.

    12. Certain Definitions. For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

    13. Certain Information. Sub-Investment Manager shall promptly notify Investment Manager in writing of the occurrence of any of the following events:

        (a) Sub-Investment Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund;

        (b) Any of Sub-Investment Manager's portfolio managers for the Fund shall have changed.

    14. General.

        (a) Sub-Investment Manager may perform its services through any employee, officer, or agent of Sub-Investment Manager, and Investment Manager shall not be entitled to the advice, recommendation, or judgment of any specific person.

        (b) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado exclusive of conflicts of laws.

                                 Delaware Lincoln Investment Advisers, a series of Delaware Management Business Trust

                                 By:
                       ---------------------------------------------------------

                                 Name:
                       ---------------------------------------------------------

                                 Title:
                       ---------------------------------------------------------

                                 Janus Capital Corporation

                                 By:
                       ---------------------------------------------------------

                                 Name:
                       ---------------------------------------------------------

                                 Title:
                       ---------------------------------------------------------

Accepted and Agreed to by:
LINCOLN NATIONAL CAPITAL
APPRECIATION FUND, INC.

By:
------------------------

Name:  Kelly D. Clevenger
------------------------

Title:   President
------------------------

                                   ATTACHMENT
                                     to the
                      SUB-INVESTMENT MANAGEMENT AGREEMENT
                                    between
                   DELAWARE LINCOLN INVESTMENT ADVISERS, INC.
                                      and
                           JANUS CAPITAL CORPORATION

    Investment Manager shall pay to Sub-Investment Manager a monthly fee, calculated pursant to Section 7 of the Agreement, as follows:

    0.55% of the first $100,000,000 of average daily net assets of the Fund, 0.50% of the next $400,000,000; and 0.45% of any excess over $500,000,000.

                                   EXHIBIT B

               OTHER JANUS-ADVISED FUNDS SEEKING LONG-TERM GROWTH
             OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                       NET ASSETS (MILLIONS)
                                        AS OF SEPTEMBER 30,
                                        2001 (% OF AVERAGE
NAME OF FUND                             DAILY NET ASSETS)           ADVISORY FEE
-------------------------------------  ---------------------   ------------------------
Aegon/Transamerica                           $   988.9                    *
  Series Fund, Inc. -- Janus
  Global Portfolio

American Skandia Trust -- JanCap             $ 2,149.1             0.50% first $500
  Growth Portfolio                                                     million+
                                                               0.45% next $500 million
                                                                0.40% next $4 billion
                                                                0.35% over $5 billion

IDEX Mutual Funds -- IDEX Janus              $   884.3             0.50% first $750
  Global Fund                                                          million+
                                                               0.45% next $250 million
                                                                0.425% over $1 billion

Janus Fund                                   $23,323.4                  0.65%
Janus Fund 2                                 $   362.4                  0.65%
Janus Worldwide Fund                         $19,956.7                  0.65%
Janus Aspen Growth Portfolio                 $ 2,388.4                  0.65%
Janus Aspen Worldwide Growth                 $ 5,248.5                  0.65%
  Portfolio
Janus Adviser Growth Fund                    $   221.5                 0.65%++
Janus Adviser Worldwide Fund                 $   838.4                 0.65%++

JNL Series Trust -- Global Equities          $   366.3             0.55% first $100
  Series                                                               million+
                                                               0.50% next $400 million
                                                               0.45% over $500 million

Metropolitan Series Fund, Inc. --            $     6.3             0.55% first $100
  Janus Growth Portfolio                                               million+
                                                               0.50% next $400 million
                                                               0.45% over $500 million

------------------------------
* Janus receives a fee equal to 50% of the fee received by the primary investment adviser.

+ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

PROXY                                                                     PROXY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER: [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated
                                   January 28, 2002.

                             ----------------------------------
                                        Signature

                                        ----------------------------------
                                        Signature (if held jointly)

                                                                  , 2002
                                       ----------------------------------
                                        Date

                                                                              L

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                            FOR      WITHHOLD        FOR ALL
                                                            ALL         ALL           EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
            John B. Borsch, Kelly D. Clevenger,             / /         / /            / /
            Nancy L. Frisby, Barbara S. Kowalczyk,
            Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                   ------------------------------------------

                                                             FOR      WITHHOLD       ABSTAIN

2.   To approve a sub-advisory agreement with               / /          / /           / /
     Janus Capital Corporation ("Janus"), under the
     terms described in the Proxy Statement.

3.   To transact such other business as may properly
     come before the meeting.                               / /          / /           / /

                                                                               Q

PROXY                                                                     PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated January 28, 2002.

                               ---------------------------------------
                                   Signature

                                   ------------------------------------
                                   Signature (if held jointly)

                                                                , 2002
                                   ------------------------------------
                                   Date

                                                                           Q & L
                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                            FOR      WITHHOLD        FOR ALL
                                                            ALL         ALL          EXCEPT
                                                                                 (As marked below)
1.  Election of Directors:
            John B. Borsch, Kelly D. Clevenger,             / /         / /           / /
            Nancy L. Frisby, Barbara S. Kowalczyk,
            Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                   ------------------------------------------

                                                            FOR      WITHHOLD        ABSTAIN

2.  To approve a sub-advisory agreement with                / /         / /           / /
    Janus Capital Corporation ("Janus"), under the
    terms described in the Proxy
    Statement.

3.  To transact such other business as may properly come    / /         / /           / /
    before the meeting.

                                                                               Q

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

            BY SUBMITTING THIS ELECTRONIC VOTE, I ACKNOWLEDGE RECEIPT
                       OF THE NOTICE OF THE ANNUAL MEETING
               OF THE STOCKHOLDER AND ACCOMPANYING PROXY STATEMENT
                             DATED JANUARY 28, 2002

Upon proper submittal of this form, the votes indicated below will be cast in the manner directed herein by the Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not submitted, or is submitted not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contract Owners participating in the Fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK AND SUBMIT THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.

                                                            FOR      WITHHOLD       FOR ALL
                                                            ALL        ALL          EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
            John B. Borsch, Kelly D. Clevenger,              / /        / /           / /
            Nancy L. Frisby, Barbara S. Kowalczyk,
            Kenneth G. Stella

To withhold authority to vote for any individual nominee, type that nominee's name on the line below.

                -------------------------------------------------

                                                            FOR        AGAINST       ABSTAIN

2.   To approve a sub-advisory agreement with               / /         / /           / /
     Janus Capital Corporation ("Janus"), under the terms
     described in the Proxy Statement.

3. To transact such other business as may properly come before the meeting
                                                                               E

PROXY                                                                     PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's fixed annuity contract in which I participate, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002, or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated
                                   January 28, 2002.

                                ----------------------------------
                                   Signature

                                        --------------------------------------
                                        Signature (if held jointly)

                                                                      , 2002
                                        --------------------------------------
                                        Date

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                            FOR      WITHHOLD       FOR ALL
                                                            ALL        ALL           EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
              John B. Borsch, Kelly D. Clevenger,           / /        / /            / /
              Nancy L. Frisby, Barbara S. Kowalczyk,
              Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                   ------------------------------------------

                                                            FOR      WITHHOLD        ABSTAIN

2.   To approve a sub-advisory agreement with               / /        / /            / /
     Janus Capital Corporation ("Janus"),
     under the terms described in the Proxy Statement.

3.   To transact such other business as may properly come   / /        / /            / /
     before the meeting.

PROXY                                                                      PROXY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's flexible premium variable life insurance policy which I own, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002, or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated January 28, 2002.



                                   ------------------------------------
                                   Signature

                                   ------------------------------------
                                   Signature (if held jointly)


                                                                , 2002
                                   ------------------------------------
                                   Date

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

                                                                             VUL

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-4LINCOLN at 1-800-454-6265.

                                                            FOR      WITHHOLD       FOR ALL
                                                            ALL         ALL          EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
              John B. Borsch, Kelly D. Clevenger,           / /          / /           / /
              Nancy L. Frisby, Barbara S. Kowalczyk,
              Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                   ------------------------------------------

                                                            FOR        AGAINST       ABSTAIN

2.   To approve a sub-advisory agreement with               / /          / /           / /
     Janus Capital Corporation ("Janus"), under the
     terms described in the Proxy Statement.

3.   To transact such other business as may properly come   / /          / /           / /
     before the meeting.

PROXY                                                                     PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's flexible premium variable life insurance policy which I own, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002, or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statementdated
                                   January 28, 2002.

                                   ------------------------------------------
                                   Signature

                                   ------------------------------------------
                                   Signature (if held jointly)


                                                                      , 2002
                                   ------------------------------------------
Date

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

                                                                             VUL

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-4LINCOLN at 1-800-454-6265.

                                                            FOR      WITHHOLD         FOR ALL
                                                            ALL       ALL             EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
           John B. Borsch, Kelly D. Clevenger,               / /       / /              / /
           Nancy L. Frisby, Barbara S. Kowalczyk,
           Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                   -------------------------------------------

                                                            FOR      AGAINST          ABSTAIN

2.   To approve a sub-advisory agreement with                / /       / /              / /
     Janus Capital Corporation ("Janus"), under the terms
     described in the Proxy Statement.

3.   To transact such other business as may properly come    / /       / /              / /
     before the meeting.

PROXY                                                                      PROXY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated January 28, 2002.




                                   --------------------------------------
                                   Signature

                                   --------------------------------------
                                   Signature (if held jointly)


                                                                      , 2002
                                   --------------------------------------
                                   Date

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

VAA

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                            FOR      WITHHOLD       FOR ALL
                                                            ALL        ALL           EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
                John B. Borsch, Kelly D. Clevenger,         / /        / /             / /
                Nancy L. Frisby, Barbara S. Kowalczyk,
                Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                    ----------------------------------------

                                                            FOR       AGAINST        ABSTAIN


2.   To approve a sub-advisory agreement with               / /        / /             / /
     Janus Capital Corporation ("Janus"), under the
     terms described in the Proxy Statement.

3.   To transact such other business as may properly come   / /        / /             / /
     before the meeting.

PROXY                                                                    PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholder of Lincoln National Capital Appreciation Fund, Inc., to be held on March 18, 2002 or any adjournment thereof.

                         VOTE VIA THE INTERNET: [INSERT WEBSITE]
                         VOTE BY TELEPHONE: [INSERT PHONE NUMBER]
                         CONTROL NUMBER:  [INSERT NUMBER]

                                   I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated January 28, 2002.




                                   ------------------------------------------
                                   Signature

                                   ------------------------------------------
                                   Signature (if held jointly)


                                                                      , 2002
                                   ------------------------------------------
Date

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

                                                                             VAA

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY MARCH 14, 2002, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: /X/ If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                            FOR      WITHHOLD        FOR ALL
                                                            ALL         ALL          EXCEPT
                                                                                 (As marked below)
1.   Election of Directors:
             John B. Borsch, Kelly D. Clevenger,            / /         / /            / /
             Nancy L. Frisby, Barbara S. Kowalczyk,
             Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

                  --------------------------------------------

                                                              FOR      AGAINST       ABSTAIN


2.   To approve a sub-advisory agreement with               / /         / /            / /
     Janus Capital Corporation ("Janus"), under the
     terms described in the Proxy Statement.

3.   To transact such other business as may properly come   / /         / /            / /
     before the meeting.